         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE Of SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.


         C-1                                          December 29, 1993

                        WARRANT TO PURCHASE SHARES OF COMMON
                           STOCK OF CAMBRIDGE HEART, INC.

              This certifies that Dr. Richard J. Cohen (the "Holder"), for value received is entitled, subject to the adjustment and to the other terms set forth below, to purchase from CAMBRIDGE HEART, INC., a Delaware corporation (the "Company"), 219,269 shares of fully paid and nonassessable shares of the Company's $.001 par value Common Stock (the "Stock") at $1.00 per share of Stock (the "Stock Purchase Price") at any time on or after September 24, 1993 (the "Commencement Date") but not later than 5:00 p.m. (New York
         Time) on September 24, 1998 (the "Expiration Date"), upon surrender to the Company at its principal office, Corporate
         Place 1, 99 South Bedford Street, Suite 204, Burlington, MA 01803,
         Attention: Chief Executive Officer (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the form of Subscription Agreement attached hereto duly filled in and signed and, unless the Conversion Right set forth in Section 1.2 is exercised, upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares of Stock for which this Warrant is being exercised determined in accordance with the provisions hereof.

              The Stock Purchase Price and, in some cases, the number of shares of Stock purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date.

              This Warrant is subject to the following terms and conditions:

              1.   Exercise; Issuance of Certificates; Payment for Shares;
                   -------------------------------------------------------
                   Conversion Right.
                   ----------------
                   1.1  Duration of Exercise of Warrant.  This Warrant is
                        -------------------------------
         exercisable at the option of the Holder at any time or from time to time but not earlier than on the Commencement Date or later than 5:00 p.m. (New York Time) on the Expiration Date for all or portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

                   1.2  Conversion Right.  In lieu of the payment of the
                        ----------------
         Stock Purchase Price, the Holder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Stock (the "Conversion Right") as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Stock Purchase Price) that number of shares of Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Stock Purchase Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Market Price (as hereinafter defined) for the shares of Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (y) the Market Price of one share of Stock immediately prior to the exercise of the Conversion Right. "Market Price" shall mean the Stock Price (as defined below) obtained by taking the average over a period of thirty consecutive trading days ending on the second trading day prior to the date of determination. As used in this paragraph, the term Stock Price shall mean (A) the mean, on each such trading day, between the high and low sale price of a share of Stock or if no such sale takes place on any such trading day, the mean of the closing bid and lowest closing asked prices therefor on any such trading day, in each case as officially reported on all national securities exchanges on which the Stock is then listed or admitted to trading, or (B) if the Stock is not then listed or admitted to trading on any national securities exchange, the closing price of the Stock on such date, or (C) if no closing price is available on any such trading day, the mean between the highest and lowest closing bid prices thereof on any such trading date, in the over-the-counter market as reported by NASDAQ, (D) if the Stock is not then quoted in such system, the mean between the highest and lowest bid prices reported by the market makers and dealers for the Stock listed as such by the National Quotation Bureau, Incorporated or any similar successor organization, or (E) the higher of the last bona fide sale made by the Company and the fair market value of the Stock as determined by the Board of Directors in its good faith judgment.

                   1.3  Exercise of Conversion Right.  The conversion
                        ----------------------------
         rights provided under Section 1.2 hereof may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit A.
         The presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the aggregate purchase price payable for the shares of Stock issuable upon exercise of this Warrant. This Warrant certificate (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the largest number of whole shares of Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant certificate is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant certificate. If this Warrant is executed in whole, in lieu of any fractional shares of Stock to which the Holder shall be entitled, the Company shall pay to the Holder cash in accordance with the provisions of Section 12 hereof.

              2.   Shares to Be Fully Paid; Reservation of Shares.  The
                   ----------------------------------------------
         Company covenants and agrees that all shares of Stock which may be issued upon the exercise of this Warrant (the "Warrant Shares") and all shares of common stock issuable upon conversion of the Warrants (the "Conversion Shares") will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company covenants that it will reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise and/or conversion, as the case may be. The Company will take all such reasonable action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

              3.   Adjustment of Stock Purchase Price and Number of Shares.
                   -------------------------------------------------------
         The Stock Purchase Price and, in some cases, the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

                   3.1  Subdivision or Combination of Stock and Stock
                        ---------------------------------------------
         Dividend.  In case the Company shall at any time subdivide its
         --------
         outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

                   3.2  Intentionally Omitted.

                   3.3  Notice of Adjustment.  Promptly after adjustment of
                        --------------------
         the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                   3.4  Other Notices.  If at any time:
                        -------------
                        (a) the Company shall declare any cash dividend upon its Stock;

                        (b) the Company shall declare any dividend upon its Stock payable in stock (other than a dividend payable solely in shares of Stock) or make any special dividend or other distribution to the holders of its Stock;
                        (c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

                        (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up; (ii) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consideration, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation; merger, sale, dissolution, liquidation or winding-up, at least 30 days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the holders of Stock shall be entitled thereto. Any notice given in accordance with clause (iii) above shall also specify the date on which the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. If the Holder of the Warrant does not exercise this Warrant prior to the occurrence of an event described above, except as provided in Sections 3.1 and 3.5, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock in such event.

                   3.5  Changes in Stock.  In case at any time following
                        ----------------
         the date hereof, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive; and this Warrant shall thereafter represent the right to receive, in lieu of the Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if such Holder had exercised such Warrant immediately prior thereto. The provisions of this Section 3.5 shall similarly apply to successive Transactions.

              4.   Issue Tax.  The issuance of certificates for shares of
                   ---------
         Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

              5.   No Voting or Dividend Rights; Limitation of Liability.
                   -----------------------------------------------------
         Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Stock payable in shares of Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

              6.   Restrictions on Transferability of Securities;
                   ---------------------------------------------
                   Compliance With Securities Act.
                   ------------------------------
                   6.1  Restrictions on Transferability.  This Warrant and
                        -------------------------------
         the Warrant Shares and the Conversion Shares (collectively, the "Securities"), shall not be transferable in the absence of Registration under the Act (as defined below) or an exemption therefrom under said Act.

                   6.2  Restrictive Legend.  Each certificate representing
                        ------------------
         the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                   THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

              7.   Registration Rights.
                   -------------------
                   7.1  Certain Definitions.
                        -------------------
              As used in this Section 7, the following terms shall have the following respective meanings:

                   (a)  "Commission" shall mean the Securities and Exchange
                         ----------
         Commission or any other federal agency at the time administering the Securities Act.

                   (b)  "Form S-3" shall mean Form S-3 issued by the
                         --------
         Commission or any substantially similar form then in effect.

                   (c)  "Holder" shall mean any holder of outstanding
                         ------
         Registrable Securities but only if such holder is a Purchaser or an assignee or transferee of registration rights as permitted by
         Section 7.9.

                   (d)  The terms "Register," "Registered" and
                                   --------    ----------
         "Registration" refer to a registration effected by preparing and
          ------------
         filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering by the Commission of the effectiveness of such Registration
         Statement.

                   (e)  "Registrable Securities" shall mean the Warrants,
                         ----------------------
         the Warrant Shares and the Conversion Shares, so long as certificates representing the same are required to bear the restrictive legend set forth in Section 6.2.

                   (f)  "Registration Expenses" shall mean all expenses
                         ---------------------
         incurred by the Company in complying with Section 7, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

                   (g)  "Restriction Termination Date" shall mean, with
                         ----------------------------
         respect to any Registrable Securities, the date on which the Company shall have notified the Holder of such Registrable Securities in writing that it has determined that such Registrable Securities may be sold pursuant to Rule 144 (or any successor provision) without restriction under Rule 144(e) thereof, and, based upon such determination, the legend shall have been removed.

                   (h)  "Selling Expenses" shall mean all underwriting
                         ----------------
         discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

                   7.2  Company Registration.  If (but without any
                        --------------------
         obligation to do so) the Company proposes to Register at any time prior to the Restriction Termination Date (including for this purpose a Registration effected by the Company for stockholders other than the Holder) any of its stock or other securities under the Act in connection with the underwritten public offering of such securities solely for cash (other than a Registration of securities in connection with mergers, acquisitions, exchange offers, distributions to the Company's stockholders, or stock option or other employee benefit plans or a Registration in any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at each such time, promptly give Holder written notice of such Registration. Upon the written request of Holder given within 15 days after mailing of such notice by the Company, the Company shall, subject to the following provisions, use all reasonable efforts to cause to be included in such Registration all of the Registrable Securities that Holder has requested to be included.

              The Company shall not be required under this Section 7.2 to include any of the Holder's securities in an underwritten offering of the Company's securities unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the managing underwriters, interfere with the successful marketing of the offering by the Company.

              Notwithstanding the foregoing, the Company shall have no obligation to comply with the foregoing provisions of this Section
         7.2 if, in the opinion of counsel to the Company reasonably acceptable to the person or persons from whom such written request has been received, registration under the Securities Act is not required for the transfer of the Registrable Securities in the amount and manner proposed by such person or persons.

              7.3  Blue Sky.  In the event of any Registration pursuant to
                   --------
         this Section 7, the Company will exercise its best efforts to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business, to file a general consent to service of process or to subject itself to taxation in any state or jurisdiction in which it is not now qualified. The Company will furnish to the Holder written advice of its counsel with respect to registration or exemption of such Registrable Securities in such jurisdictions.

                   7.4  Expenses of Registration.  All Registration
                        ------------------------
         Expenses incurred in connection with a Registration pursuant to
         Section 7.2 shall be borne by the Company. All Selling Expenses shall be borne by the Holder.

                   7.5  Registration Procedures.
                        -----------------------

                        7.5.1  Advice by Company.  The Company will keep
                               -----------------
         the Holder advised as to the initiation and completion of such Registration. At its expense the Company will (i) use its best efforts to keep such Registration effective until the earlier of the date on which the Holder has completed the distribution described in the Registration Statement or the Restriction

         Termination Date with respect to such Securities; and (ii) furnish such number of prospectuses (including preliminary prospectuses) and other documents as the Holder from time to time may reasonably request.

                        7.5.2  Amendments.  The Company will promptly
                               ----------
         prepare and file with the Commission such amendments and prospectus supplements, including post-effective amendments, to the Registration Statement as the Company determines may be necessary or appropriate, and use its best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the Commission; and notify the Holder of any securities included in such Registration Statement and the underwriter thereof, if any, promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective.

                   7.5.3  Underwritten Offerings.  At the request of the
                          ----------------------
         Holder requesting Registration of Registrable Securities pursuant to this Section 7, on the date that such Registrable Securities are delivered to the underwriters for sale pursuant to such Registration in an underwritten offering pursuant to Section 7.2, the Company will (a) furnish (i) an opinion, dated as of such date, of the independent counsel representing the Company for the purposes of such Registration, addressed to the underwriter, in a customary form and covering matters of the type customarily covered in such legal opinions; and (ii) a comfort letter dated as of such date, from the independent certified public accountants of the Company addressed to the underwriter in a customary form and covering matters of the type customarily covered by such comfort letters; such opinion of counsel shall additionally cover such other legal matters with respect to the Registration in respect of which such opinion is being given as such underwriter may reasonably request and such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the Registration in respect of which such letter is being given as such underwriter may reasonably request; and (b) with such Holder, enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

                   7.6  Information Furnished by Holder.  It shall be a
                        -------------------------------
         condition precedent to the Company's obligations under this Agreement that the Holder furnish to the Company in writing such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request.

                   7.7  Indemnification.
                        ---------------

                        7.7.1  Company's Indemnification of Holder.  The
                               -----------------------------------
         Company will indemnify Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each of its officers, directors, constituent partners, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse Holder, each such underwriter and each person who controls such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section
         7.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld or delayed); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by Holder, underwriter or controlling person for use in connection with the offering of securities of the Company. Notwithstanding the above, the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement; alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or Holder, if there is no underwriter, if a copy of the final prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act if the final prospectus corrected the untrue statement or omission or alleged untrue statement or omission.

                        7.7.2  Holders' Indemnification of Company.  Holder
                               -----------------------------------
         will, if Registrable Securities held by Holder are included in the Securities as to which a Registration is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company, such directors, officers, partners, persons, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by Holder and stated to be specifically for use in connection with the offering of Securities of the Company.

                        7.7.3  Indemnification Procedure.  Promptly after
                               -------------------------
         receipt by an indemnified party under this Section 7.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, as the case may be, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for the indemnifying party and all indemnified parties, which counsel shall be designated in writing by the Holders of a majority of the Registrable Securities). If the indemnifying party withholds consent to a settlement or proposed settlement by the indemnified party, it shall acknowledge to the indemnified party its indemnification obligations hereunder.

                        7.7.4  Contribution.  If the indemnification
                               ------------
         provided for in this Section 7.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

                   7.8  Transfer of Rights.  As defined herein, the term
                        ------------------
         Transfer shall mean any sale, hypothecation, transfer or other disposition of Registrable Securities or any interest therein other than a sale registered under a Registration Statement. The right to cause the Company to Register Registrable Securities granted by the Company to Holder under this Section 7 may be assigned by Holder.

                   7.9  No-Action Letter or Opinion of Counsel in Lieu of
                        -------------------------------------------------
         Registration.  Notwithstanding anything else in this Agreement, if
         ------------
         the Company shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it will take no action if, without Registration under the Securities Act, the Holder disposes of Registrable Securities covered by any request for Registration made under this Section in the specific manner in which the Holder proposes to dispose of the Registrable Securities included in such request (including, without limitation, inclusion of such Registrable Securities in an underwriting initiated by either the Company or the Holder), or if in the opinion of counsel for the Company concurred in by counsel for the Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act is required in connection wit such disposition, the Registrable Securities included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 7.9 does not apply. In addition, the obligation of the Company to file or maintain the effectiveness of any Registration Statement under this Section 7 shall be suspended with respect to any Securities held by the Holder at any time following the Restriction Termination Date with respect to such Securities.

              8.   Modification and Waiver.  This Warrant and any provision
                   -----------------------
         hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

              9.   Notices.  Any notice, request or other document required
                   -------
         or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

              10.  Descriptive Headings and Governing Law.  The descriptive
                   --------------------------------------
         headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

              11.  Lost Warrants or Stock Certificates.  The Company
                   -----------------------------------
         represents and warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

              12.  Fractional Shares.  No fractional shares shall be issued
                   -----------------
         upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

              IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized as of the 29th day of December, 1993.


                                       CAMBRIDGE HEART, INC.


                                       By:/s/Jeffrey M. Arnold
                                          -----------------------
                                          Jeffrey M. Arnold
                                          President

                           FORM OF SUBSCRIPTION AGREEMENT

                             (To be signed and delivered
                              upon exercise of Warrant)


         CAMBRIDGE HEART, INC.
         _________________________
         _________________________
         Attention: ______________


              The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________________ _______ shares of Common Stock, par value $.01 per share (the "Stock"), of CAMBRIDGE HEART, INC. (the "Company") and subject to the following paragraph, herewith makes payment of __________________ __________________________ Dollars
         ($__________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, ______________ ____________________________________________ whose address is
         ___________________________________________.

              The undersigned does/does not (circle one) request the exercise of the within Warrant pursuant to the cashless exercise right set forth in Section 1(b) of the Warrant.

              If the exercise of this Warrant is not covered by a registration statement effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned represents that

                   (i) the undersigned is acquiring such Stock for investment for his own account, not as nominee or agent, and not with a view to the distribution thereof and the undersigned has not signed or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same,

                  (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the Stock,

                 (iii) the undersigned has received all of the information the undersigned has requested from the Company and considers necessary or appropriate for deciding whether to purchase the shares of Stock,

                  (iv) the undersigned has the ability to bear the economic risks of his prospective investment,

                   (v) the undersigned is able, without materially impairing his financial condition, to hold the shares of Stock for an indefinite period of time and to suffer complete loss on his investment,

                  (vi) the undersigned understands and agrees that (A) he may be unable to readily liquidate his investment in the shares of Stock and that the shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities or Blue Sky laws or is exempt from such registration or qualification, and that the Company is not required to register the same or to take any action or make such an exemption available except to the extent provided in the within Warrant and (B) the exemption from registration under the Securities Act afforded by Rule 144 promulgated by the Securities and Exchange Commission ("Rule 144") depends upon the satisfaction of various conditions by the undersigned and the Company and that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amounts, and that if such exemption is utilized by the undersigned, such conditions must be fully complied with by the undersigned and the Company, as required by Rule 144,

                 (vii) the undersigned either (A) is familiar with the definition of and the undersigned is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Securities Act, or (B) is providing representations and warranties reasonably satisfactory to the Company and its counsel, to the effect that the sale and issuance of Stock upon exercise of such Warrant may be made without registration under the Securities Act or any applicable state securities and Blue Sky laws, and

                (viii) the address set forth below is the true and correct address of the undersigned's residence.

         DATED: _________________


                                       _______________________________
                                       (Signature must conform in all
                                       respects to name of holder as
                                       specified on the face of the
                                       Warrant)


                                       _______________________________

                                       _______________________________
                                                 (Address)

                                                                EXHIBIT A


                               CASHLESS EXERCISE FORM
          (To be executed upon exercise of Warrant pursuant to Section 1.3)


              The undersigned hereby irrevocably elects to surrender its Warrant for such shares of Stock pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 1 of such Warrant.

              Please issue a certificate or certificates for such Stock in the name of, and pay cash for fractional shares pursuant to
         Section 11 of the Warrant.



                                  Name___________________________

                                  (Please Print Name, Address and
                                  Social Security No.)

                                  Address________________________

                                  _______________________________

                                  _______________________________

                                  Social_________________________
                                  Security No.


                                  Signature______________________
                                  NOTE:     The above signature should
                                            correspond exactly with
                                            the name on the first page
                                            of this Warrant or with
                                            the name of the assignee
                                            appearing in the assignment
                                            form below


              And of said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.